Exhibit 99.2

                                                                       Exhibit B

                         Registration Rights Provisions

These Registration Rights Provisions constitute an integral part of the Subscription Agreement by and among Lawrence Consulting Group, Inc., a Delaware corporation, and the Subscribers named therein.

      1. Definitions.

      (a) Unless otherwise defined herein, capitalized terms used herein shall have the following meanings:

      (i) "Affiliate" of a Person means any Person that controls, is under common control with, or is controlled by, such Person. For purposes of this definition, "control" means the ability of one Person to direct the management and policies of another Person.

      (ii) "Agreement" means the Subscription Agreements between the Company and the initial purchasers of the Series A Preferred Stock and Warrants.

      (iii) "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to be closed.

      (iv) "Closing Date" shall mean the date on which the Company receives the proceeds from the sale of the Series A Preferred Stock and Warrants issued pursuant to the Agreement.

      (v) "Commission" means the Securities and Exchange Commission.

      (vi) "Common Stock" shall mean the common stock, par value $.0001 of the Company.

      (vii) "Company" shall mean Lawrence Consulting Group, Inc., a Delaware corporation.

      (viii) "Conversion Shares" shall mean the shares of Common Stock issued or issuable upon conversion of the Series A Preferred Stock.

      (ix) "Exchange" means the principal stock exchange or market on which the Company's Common Stock is traded, if any.

      (x) "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, or any similar or successor statute.

      (xi) "Excusable Reason" means the occurrence of negotiations with respect to a material agreement prior to either the announcement of the execution of the agreement or the termination of the negotiations with respect to such proposed agreement and other similar material corporate events to which the Company is a party or expects to be a party if, in the reasonable judgment

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of the Company, disclosure of the negotiations or other event would be adverse to the best interests of the Company provided that the Company is continuing to treat such negotiations as confidential and provided further that the period during which the Company is precluded from filing the registration statement (or suspended the use of an effective registration statement) as a result thereof has not exceeded ninety (90) days and provided further that the Company shall not be permitted to avoid filing a registration statement (or to suspend the use of an effective registration statement) for an Excusable Reason more than twice in any one-year period.

      (xii) "Expenses" means all expenses incident to the Company's performance of or compliance with its obligations under these Registration Rights Provisions, including, without limitation, all registration, filing, listing, stock exchange and NASD fees, all fees and expenses of complying with state securities or blue sky laws (including fees, disbursements and other charges of counsel for the underwriters only in connection with blue sky filings), all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees, disbursements and other charges of counsel for the Company and of its independent public accountants, including the expenses incurred in connection with "cold comfort" letters required by or incident to such performance and compliance, any fees and disbursements of underwriters customarily paid by the issuer of securities, but excluding from the definition of Expenses underwriting discounts and commissions and applicable transfer taxes, if any, or legal and other expenses incurred by any sellers, which discounts, commissions, transfer taxes and legal and other expenses shall be borne by the seller or sellers of Registrable Shares in all cases.

      (xiii) "Holder" shall mean the holder of Registrable Shares.

      (xiv) "NASD" means the National Association of Securities Dealers, Inc. and NASD Regulation, Inc.

      (xv) "Nasdaq" means the Nasdaq Stock Market and includes The Nasdaq National Market and The Nasdaq SmallCap Market.

      (xvi) "Person" means any individual, corporation, partnership, limited liability company, firm, joint venture, association, joint stock company, trust, unincorporated organization, governmental or regulatory body or subdivision thereof or other entity.

      (xvii) "Public Offering" means a public offering and sale of Registrable Shares pursuant to an effective registration statement under the Securities Act.

      (xviii) "Registrable Shares" means any Conversion Shares or Warrant Shares, but only for so long as registration pursuant to the Securities Act is required for public sale without regard to volume limitations pursuant to Rule 144(k), and as adjusted to reflect any merger, consolidation, recapitalization, reclassification, split-up, stock dividend, rights offering or reverse stock split made, declared or effected with respect to the Registrable Shares, and excluding any shares of Common Stock which are sold or otherwise transferred pursuant to a registration statement.

      (xix) "Requesting Holders" has the meaning set forth in Section 3 of these Registration Rights Provisions.

      (xx) "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar or successor statute.

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      (xxi) "Selling Holders" means the Holders of Registrable Shares registered pursuant to these Registration Rights Provisions.

      (xxii) "Series A Preferred Stock" shall mean the Series A Preferred Stock, par value$.0001 per share, issued pursuant to the Agreement.

      (xxiii) "Shelf Registration" means a shelf registration statement pursuant to Rule 415 promulgated under the Securities Act.

      (xxiv) "Transfer" means any transfer, sale, assignment, pledge, hypothecation or other disposition of any interest. "Transferor" and "Transferee" have correlative meanings.

      (xxv) "Warrants" shall mean the Common Stock purchase warrants issued pursuant to the Agreement.

      (xxvi) "Warrant Shares" shall mean the shares of Common Stock issued or issuable pursuant to the Warrants.

      (b) Any terms which are defined in the Agreement and not separately defined in these Registration Rights Provisions shall have the same meanings in these Registration Rights Provisions as in the Agreement.

      (c) All references to laws, rules and forms shall relate to the laws, rules and forms as in effect on the date of the Agreement and shall include any amendments thereto and any subsequent successor laws, rules and forms.

      2. Securities Act Registration.

      (a) The Company shall prepare and file within sixty (60) days following the Effective Date, as defined in the merger agreement dated October 31, 2005, among the Company, Plaza Acquisition Corp., Plaza Consulting Group, Inc. and Elizabeth Plaza (the "Filing Date") a registration statement (the "Registration Statement") covering the sale of such number of Registrable Shares as the Subscribers shall elect by written notice to the Company, and absent such election, covering the sale of all of the Registrable Shares. The Company shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective by the Commission as soon as possible. Nothing contained herein shall be deemed to limit the number of Registrable Shares to be registered by the Company hereunder.

      (b) In addition to the obligation of the Company to file the Registration Statement as provided in Section 2(a) of these Registration Rights Provisions, at any time and from time to time commencing 180 days after the Closing Date, the Holders may request the registration under the Securities Act of all or part of the Registrable Shares then outstanding (a "Demand Registration"); provided, however, that the Holders may not exercise such right if the Registration Statement filed pursuant to said Section 2(a) is current and effective and the Holder had the opportunity to include his Registrable Shares in such Registration Statement. Subject to the conditions of Section 3 of these Registration Rights Provisions, the Company shall use its commercially reasonable efforts to file such registration statement under the Securities Act as promptly as practicable, but not later than sixty (60) days after the date any such request is received by the Company and to cause such registration statement to be declared effective; provided, however, that if the request is made during the period commencing

                                      B-3
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with the fifteenth (15th) day of the next to the last month of a fiscal year and ending on the last day of the second month of the following fiscal year, the Company shall not be required to file the registration statement until ten Business Days after the date that the Company is required to file a Form 10-K or Form 10-KSB, without requesting any extension. The Company shall notify the Holders promptly when any such registration statement has been declared effective.

      (c) Registration statements under Sections 2(a) and 2(b) of these Registration Rights Provisions shall be on the appropriate registration form of the Commission as shall permit the disposition of such Registrable Shares in accordance with the intended method or methods of disposition specified in the Registration Statement.

      (d) The Company will pay all Expenses in connection with any registration required by under Sections 2(a) and 2(b) of these Registration Rights Provisions.

      (e) A Registration Statement required to be filed pursuant to Sections 2(a) and 2(b) shall not be deemed to have been effected (i) unless a registration statement with respect thereto has become effective, provided that a registration which does not become effective after the Company filed a registration statement with respect thereto solely by reason of the refusal to proceed of any Holder of Registrable Shares (other than a refusal to proceed based upon the advice of counsel in the form of a letter signed by such counsel and provided to the Company relating to a disclosure matter unrelated to such Holder) shall be deemed to have been effected by the Company, (ii) if, after it has become effective, such registration becomes subject to any stop order, injunction or other order or extraordinary requirement of the Commission or other governmental agency or court for any reason and such stop order or other action continues in effect for five trading days or (iii) if, after it has become effective, such registration ceases to be effective other than for an Excusable Reason.

      (f) The Company shall use its commercially reasonable efforts to keep any Shelf Registration effective for twenty four (24) months, in the case of a Registration Statement filed pursuant to Section 2(a) of this Agreement, and twelve (12) months, in the case of a Registration Statement filed pursuant to
Section 2(b) of this Agreement, from the effective date of the Registration Statement or until such earlier date as all of the Registrable Shares covered by the registration statement shall have been sold.

      (g) No registration effected under this Section 2 shall relieve the Company of its obligation to permit the registration of Registrable Shares pursuant to Section 3 of these Registration Rights Provisions.

      (h) If the Company does not file the Registration Statement required by
Section 2(a) of these Registration Rights Provisions by the Filing Date, the Company shall issue to the Holder, as liquidated damages and not as a penalty, three ten-thousandth (0.0003) of a share of Common Stock for each day between the Filing Date and the date the Registration Statement is filed with the Commission for each Conversion Share included in the Registration Statement. However, in no event shall the Company be required to pay any liquidated damages under this Section 2(h) in an amount exceeding twelve one-hundredth (0.12) of a share of Common Stock for each such Conversion Share. Such issuance shall be made within thirty (30) days after the later of (i) one year after the Filing Date or (ii) the date the Registration Statement is filed.

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      (i) As a condition to the inclusion of a Holder's Registrable Shares in a registration statement pursuant to Sections 2(a), 2(b) and 3 of these Registration Rights Provisions, each Holder shall:

      (i) furnish the information and indemnification as set forth in these Registration Rights Provisions and update such information immediately upon the occurrence of any events or condition which make the information concerning the Holder inaccurate in any material respect;

      (ii) not sell any Registrable Shares pursuant to the registration statement except in the manner set forth in the registration statement;

      (iii) comply with the prospectus delivery requirements and the provisions of Regulation M of the Commission pursuant to the Securities Act;

      (iv) not sell or otherwise transfer or distribute any Registrable Shares shares if the Holder possesses any material nonpublic information concerning the Company; and

      (v) not sell or otherwise transfer any Registrable Shares pursuant to a registration statement upon receipt of advice from the Company that the registration statement is no longer current until the Holder is advised that the Registrable Shares may be sold pursuant to the registration statement; and

      (vi) provide any other information requested by the Commission, the NASD, any stock exchange or market on which the Common Stock is traded and any state securities commission.

      3. Piggyback Registration.

      (a) If at any time after the Registration Statement filed pursuant to
Section 2(a) of these Registration Rights Provisions, or earlier with the consent of the Company, the Company proposes to register any of its securities under the Securities Act by registration on any forms (other than Form S-4 or S-8 or similar form), whether or not pursuant to registration rights granted to other holders of its securities and whether or not for sale for its own account, it shall give prompt written notice to all of the Holders of its intention to do so and of such Holders' rights under this Section 3, which notice, in any event, shall be given at least fifteen (15) days prior to such proposed registration. Upon the written request of any Holder receiving notice of such proposed registration that is a Holder of Registrable Shares (a "Requesting Holder") made within ten (10) days after the receipt of any such notice, the Company shall, subject to Section 6(b) of these Registration Rights Provisions, effect the registration under the Securities Act of all Registrable Shares which the Company has been so requested to register by the Requesting Holders thereof.

      (b) If at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each Requesting Holder and (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Shares in connection with such registration (but not from any obligation of the Company to pay the Expenses in connection therewith), without prejudice, however, to the rights of any Holder to include Registrable Shares in any future registration (or registrations) pursuant to this Section 3 or to cause such registration to be effected as a registration under Section 2(b) of these Registration Rights Provisions, as the case may be, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Shares, for the same period as the delay in registering such other securities.

      (c) If such registration involves an underwritten offering, the provision of Section 6 of these Registration Rights Provisions shall apply.

      (d) No registration effected under this Section 3 shall relieve the Company of its obligation to effect any registration upon request under Section 2(a) or 2(b) of these Registration Rights Provisions.

      4. Expenses. the Company shall pay all Expenses in connection with any registration statement filed pursuant to Section 2 or 3 of these Registration Rights Provisions, whether or not such registration shall become effective and whether or not all or any portion of the Registrable Shares originally requested to be included in such registration is ultimately included in such registration. The Holders shall pay any expenses incurred by the Holder.

      5. Registration Procedures.

      (a) If and whenever the Company is required to effect any registration under the Securities Act as provided in Sections 2 and 3 of these Registration Rights Provisions, the Company shall, as expeditiously as possible:

      (i) Subject to Sections 2(a) and Section 5(b) of these Registration Rights Provisions, prepare and file with the Commission (promptly and, in the case of any registration pursuant to Section 2(b), in any event within ninety (90) days unless the Initiating Request is made subsequent to the fifteenth (15th) day of the next to the last month of a fiscal year and ending on the last day of the second month of the following fiscal year, in which event the registration statement shall be filed within ten (10) Business Days after the date a Form 10-K or 10-KSB is required to be filed without regard to any extension) the requisite registration statement to effect such registration and thereafter use its commercially reasonable efforts to cause such registration statement to become effective; provided, however, that the Company may discontinue any registration of its securities that are not shares of Registrable Shares (and, under the circumstances specified in Section 3 of these Registration Rights Provisions, its securities that are shares of Registrable Shares) at any time prior to the effective date of the registration statement relating thereto.

      (ii) Notify each seller of Registrable Shares and other securities covered by such registration statement at any time after an Initiating Request when an Excusable Reason shall have occurred.

      (iii) Notify each Selling Holder at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and subject to Section 5(a)(iv) of these Registration Rights Provisions and except during the time the Company may delay a registration for an Excusable Reason, prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Shares covered by such registration statement until such time as all of such Registrable Shares has been disposed of in accordance with the method of disposition set forth in such registration statement, subject to Section 2(e) of these Registration Rights Provisions.

      (iv) If requested by the holders of a majority of the Registrable Shares included or to be included in the registration statement being filed pursuant to
Section 2 or 3 of these Registration Rights Provisions, before filing any registration statement or prospectus or any amendments or supplements thereto, furnish to and afford the Holders of the Registrable Shares, one firm of counsel for the Holders designated by the Holders of a majority of the Registrable Shares included or to be included in the registration statement (the "Holders Counsel"), a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed (at least ten (10) Business Days prior to such filing). The Company shall not file any registration statement or prospectus or any amendments or supplements thereto in respect of which the Holders must be afforded an opportunity to review prior to the filing of such document, if the Holders of a majority of the shares of Registrable Shares covered by such registration statement, the Holders Counsel, or the managing underwriters, if any, shall reasonably object. Any registration statement, when declared effective by the Commission or when subsequently amended (by an amendment which is declared effective by the Commission) or any prospectus in the form included in the registration statement as declared effective by the Commission or when subsequently supplemented will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

      (v) Use its commercially reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness of a registration statement, and in any event shall, within thirty (30) days of such cessation of effectiveness, use its commercially reasonable efforts to amend the registration statement in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof,

      (vi) Furnish to each seller of Registrable Shares covered by such registration statement such reasonable number of copies of such drafts and final conformed versions of such registration statement and of each such amendment and supplement thereto (in each case including, if requested, one copy of all exhibits and any documents incorporated by reference), such number of copies of such drafts and final versions of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request in writing.

      (vii) Use its commercially reasonable efforts to register or qualify all Registrable Shares under such other securities or blue sky laws of such states or other jurisdictions of the United States of America as the sellers of Registrable Shares covered by such registration statement shall reasonably request in writing, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this Section 5(a)(vii) be obligated to be so qualified, to subject itself to taxation in such jurisdiction or to consent to general service of process in any such jurisdiction.

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

      (viii) Make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder, and furnish to each seller of Registrable Shares at least ten days prior to the filing thereof a copy of any amendment or supplement to such registration statement or prospectus.

      (ix) Cause all such Registrable Shares covered by such registration statement to be listed on the Exchange, if any.

      (b) Each seller of Registrable Shares as to which any registration is being effected shall furnish the Company and the underwriters, if any, such information regarding such seller and the distribution of the securities covered by such registration statement as the Company may from time to time reasonably request in writing and as is required by applicable laws and regulations.

      (c) Each Holder agrees that as of the date that a final prospectus is made available to it for distribution to prospective purchasers of Registrable Shares it shall cease to distribute copies of any preliminary prospectus prepared in connection with the offer and sale of such Registrable Shares. Each Holder further agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Sections 5(a)(ii) and (iii) of these Registration Rights Provisions, such Holder shall forthwith discontinue such Holder's disposition of Registrable Shares pursuant to the registration statement relating to such Registrable Shares until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by said Sections 5(a)(ii) and (iii), and, if so directed by the Company, shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Holder's possession of the prospectus relating to such Registrable Shares current at the time of receipt of such notice.

      6. Underwritten Offerings.

      (a) If the Company proposes to register any of its securities under the Securities Act as contemplated by Section 3 of these Registration Rights Provisions and such securities are to be distributed by or through one or more underwriters, the Company shall, if requested by any Requesting Holders, request that such underwriters include all of the Registrable Shares to be offered and sold by such Requesting Holders among the securities of the Company to be distributed by such underwriters; provided, that, if the managing underwriter of such underwritten offering shall advise the Company in writing (with a copy to the Requesting Holders) that if all the Registrable Shares requested to be included in such registration (together with all other shares of Common Stock of other stockholders of the Company requested to be so included pursuant to "piggyback" rights granted to such stockholders) were so included, in its opinion, the number and type of securities proposed to be included in such registration would exceed the number and type of securities which could be sold in such offering within a price range acceptable to the Company, then the Company shall include in such registration, to the extent of the number and type of securities which the Company is advised by the managing underwriter can be sold in such offering, (i) first, securities that the Company proposes to issue and sell for its own account and (ii) second, securities held by any person exercising demand registration rights, and (iii) third, Registrable Shares requested to be registered by Requesting Holders pursuant to Section 3 of these

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Registration Rights Provisions and Common Stock of any other stockholders of the
Company having such registration rights who request registration as aforesaid (other than stockholders referred to in clause (ii) of this Section 6(a)), pro rata, among such holders on the basis of the number of shares of Common Stock requested to be registered by all such holders.

      (b) Any Requesting Holder may withdraw his request to have all or any portion of his Registrable Shares included in any such offering by notice to the Company within ten (10) Business Days after receipt of a copy of a notice from the managing underwriter pursuant to Section 6(a) of these Registration Rights Provisions.

      (c) The Holders of Registrable Shares to be distributed by underwriters in an underwritten offering contemplated by Section 6(a) of these Registration Rights Provisions, shall be parties to the underwriting agreement between the Company and such underwriters and any such Holder, at its option, may require that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Holders. No such Holder shall be required to make any representations or warranties to or agreements with the Company or the underwriters except that each such Holder shall be required to make representations, warranties and agreements regarding such Holder, such Holder's Registrable Shares and such Holder's intended method of distribution. The Selling Holders shall appoint an attorney-in-fact who shall be authorized to negotiate with the underwriter on behalf of the Selling Holders and to execute the underwriting agreement and related documentation on their behalf.

      (d) In connection with any underwritten public offering, regardless of whether the Holder is selling Registrable Shares pursuant to the registration statement, the Holder shall agree to such lock-up as may be requested by the managing underwriter provided that such lock-up is not for a period longer than the lock-up required of the Company's principal stockholders, officers and directors.

      7. Preparation; Reasonable Investigation.

      (a) In connection with the preparation and filing of each registration statement under the Securities Act pursuant to these Registration Rights Provisions, the Company shall give each Holder of Registrable Shares registered under such registration statement, the underwriter, if any, and its respective counsel and accountants the reasonable opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and shall give each of them such reasonable access to its books and records and such reasonable opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the reasonable opinion of any such Holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

      (b) Each Holder of Registrable Shares shall maintain the confidentiality of any confidential information received from or otherwise made available by the Company to such Holder of Registrable Shares and identified in writing by the Company as confidential and shall not make any sales or purchases of the Company's securities while in possession of confidential information; provided, however, that any information relating to an Excusable Reason shall be deemed to be confidential information regardless of whether it is expressly marked as confidential. Information that (i) is or becomes available to a Holder of Registrable Shares from a public source, (ii) is disclosed to a Holder of Registrable Shares by a third-party source who has the right to disclose such information shall

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not be deemed to be confidential information for purposes of these Registration
Rights Provisions. Each Holder shall indemnify and hold harmless the Company, its officer, directors and counsel from and against any loss, liability, damage or expense which they may incur as a result of any breach of the provisions of this Section 7(b).

      8. Indemnification.

      (a) In connection with any registration statement filed by the Company pursuant to Section 2 or 3 of these Registration Rights Provisions, the Company shall, and hereby agrees to, indemnify and hold harmless, each Holder and seller of any Registrable Shares covered by such registration statement and each other Person, if any, who controls such Holder or seller, and their respective directors, officers, partners, agents and Affiliates from and against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act, or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof), which are collectively referred to as "Losses," arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact made by the Company contained in the Registration Statement, or any amendment thereof, or in any Preliminary Prospectus or the Prospectus, or any amendment thereof or supplement thereto, or in any blue sky application or other document executed by the Company specifically for that purpose (or based upon written information furnished by the Company) filed in any state or other jurisdiction in order to qualify any of the Securities or other Securities under the securities laws thereof (any such application, document or information being referred to as a "Blue Sky Application"); or (ii) the omission or alleged omission to state in any such Registration Statement, Preliminary Prospectus or Prospectus, or amendment thereof or supplement thereto, or Blue Sky Application a material fact required to be stated therein or necessary to make the statements made therein not misleading, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by it in connection with investigating or defending against any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein or omitted therefrom in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Holder specifically for use in connection with the preparation thereof, and further provided, however, that the foregoing indemnity with respect to any untrue statement, alleged untrue statement, omission, or alleged omission contained in any Preliminary Prospectus shall not inure to the benefit of any Holder from whom the person asserting any such loss, claims any of, damage, or liability purchased any of the securities that are the subject thereof (or to the benefit of any person who controls such Holder or other Person), if a copy of the prospectus was not delivered to such person with or prior to the written confirmation of the sale of such security to such person. The indemnify provided for in this Section 8(a) shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party and shall survive any transfer of the Registrable Shares by the indemnified party. This indemnity agreement will be in addition to any liability that the Company may otherwise have.

      (b) In connection with any registration statement filed by the Company pursuant to Section 2 or 3 of these Registration Rights Provisions in which a Holder has registered for sale Registrable Shares, each Holder or seller of Registrable Shares shall, and hereby agrees to, indemnify and hold harmless the Company and each of its directors, officers, employees and agents, each other Person, if any, who controls the Company and each other seller and such seller's directors, officers, stockholders, partners, employees, agents and affiliates from and against any and all Losses to which they or any of them may become subject under the Securities Act, the Exchange Act, or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon
(i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereof, or in any Preliminary Prospectus or the Prospectus, or any amendment thereof or supplement thereto, or in a Blue Sky Application, or (ii) the omission or the alleged omission to state in any such Registration Statement, Preliminary Prospectus or Prospectus, amendment thereof or supplement thereto, or Blue Sky Application a material fact required to be stated therein or necessary to make the statements made therein not misleading, in each case to the extent, but only to the extent, that the same was made therein or omitted therefrom in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder specifically for use in the preparation thereof, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by it in connection with investigating or defending against any such loss, claim, damage, liability or action. The indemnify provided for in this
Section 8(b) shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party and shall survive any transfer of the Registrable Shares by the indemnified party. This indemnity agreement will be in addition to any liability that the Holder may otherwise have.

      (c) Within five (5) days after receipt by an indemnified party under
Section 8(a) or (b) of these Registration Rights Provisions of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; the failure so to notify the indemnifying party shall relieve the indemnifying party from any liability under this Section 8 as to the particular item for which indemnification is then being sought, unless such indemnifying party has otherwise received actual notice of the action at least thirty (30) days before any answer or response is required by the indemnifying party in its defense of such action, but will not relieve it from any liability that it may have to any indemnified party otherwise than under this Section 8. If any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof; provided, that if the defendants in any such action include both the indemnified party and the indemnifying party and either (i) the indemnifying party or parties agree, or
(ii) in the opinion of counsel for the indemnifying parties, representation of both the indemnifying party or parties and the indemnified party or parties by the same counsel is inappropriate under applicable standards of professional conduct because of actual or potential conflicting interests between them, then the indemnified party or parties shall have the right to select separate counsel to assume such legal defense and to otherwise participate in the defense of such action. The indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (x) the indemnified party shall have employed counsel in connection with the assumption of legal defenses in accordance with the proviso to the immediately preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel in each jurisdiction which counsel is approved by indemnified parties (whether pursuant to these Registration Rights Provisions or other agreements if the claim relates to the same or similar allegations) holding a majority of the shares as to which indemnification is claimed), (ii) the indemnifying party shall not have employed counsel to represent the indemnified party within a reasonable time after notice of commencement of the action, or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. In no event shall an indemnifying party be liable under this Section 8 for any settlement, effected without its written consent, which consent shall not be unreasonably withheld, of any claim or action against an indemnified party.

      (d) If the indemnification provided for in this Section 8 shall for any reason be unavailable to an indemnified party under Section 8(a) and (b) of these Registration Rights Provisions in respect of any Losses, then, in lieu of the amount paid or payable under said Section 8(a) or (b), the indemnified party and the indemnifying party under said Section 8(a) or (b) shall contribute to the aggregate Losses (including legal or other expenses reasonably incurred in connection with investigating the same) (i) in such proportion as is appropriate to reflect the relative fault of the Company and the prospective sellers of Registrable Shares covered by the registration statement which resulted in such Loss or action in respect thereof, with respect to the statements, omissions or action which resulted in such Loss or action in respect thereof, as well as any other relevant equitable considerations, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as shall be appropriate to reflect the relative benefits received by the Company, on the one hand, and such prospective sellers, on the other hand, from their sale of Registrable Shares; provided, that, for purposes of this clause (ii), the relative benefits received by any prospective sellers shall be deemed not to exceed (and the amount to be contributed by any prospective seller shall not exceed) the amount received by such seller. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The obligations, if any, of the Selling Holders of Registrable Shares to contribute as provided in this Section 8(d) are several in proportion to the relative value of their respective Registrable Shares covered by such registration statement and not joint. In addition, no Person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or Losses effected without such Person's consent.

      9. Registration Rights to Others. Nothing in these registration rights provisions shall restrict the Company from granting registration rights to others.

      10. Amendments and Waivers. Any provision of these Registration Rights Provisions may be amended, modified or waived if, but only if, the written consent to such amendment, modification or waiver has been obtained from (i) except as provided in clause (ii) below, the Holder or Holders of at least 66 2/3% of the shares of Registrable Shares affected by such amendment, modification or waiver and (ii) in the case of any amendment, modification or waiver of any provision of Section 4 of these Registration Rights Provisions or this Section 10, or as to the percentages of Holders required for any amendment, modification or waiver, or any amendment, modification or waiver which adversely affects any right and/or obligation under these Registration Rights Provisions of any Holder, the written consent of each Holder so affected.

      11. Assignment. The provisions of these Registration Rights Provisions shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns. Any Holder may assign to any Transferee of its Registrable Shares that is an Affiliate of the Holder, its rights and obligations under these Registration Rights Provisions (except with respect to Registrable Shares sold pursuant to Rule 144 under the Securities Act, under any registration statement or otherwise in a manner such that the shares are no longer subject to restrictions from further public resale under the Securities Act without regard to volume limitations), provided that the Company shall receive written notice of such transfer and that such Transferee shall agree in writing with the parties hereto prior to the assignment to be bound by these Registration Rights Provisions as if it were an original party hereto, whereupon such assignee shall for all purposes be deemed to be a Holder under these Registration Rights Provisions. Except as provided above or otherwise permitted by these Registration Rights Provisions, neither these Registration Rights Provisions nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by any Holder without the prior written consent of the Company.

      12. Miscellaneous.

      (a) Each of the parties hereto shall execute such documents and other papers and perform such further acts as may be reasonably required or desirable to carry out the provisions of these Registration Rights Provisions and the transactions contemplated hereby.

      (b) The headings in these Registration Rights Provisions are for convenience of reference only and shall not control or affect the meaning or construction of any provisions of these Registration Rights Provisions.

      (c) Notwithstanding any provision of these Registration Rights Provisions, neither the Company nor any other party hereto shall be required to take any action which would be in violation of any applicable federal or state securities law. The invalidity or unenforceability of any provision of these Registration Rights Provisions in any jurisdiction shall not affect the validity, legality or enforceability of any other provision of these Registration Rights Provisions in such jurisdiction or the validity, legality or enforceability of these Registration Rights Provisions, including any such provision, in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.















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